DWS INVESTMENTS VIT FUNDS

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE PORTFOLIO LISTED
                                     BELOW:

                                -----------------

                      DWS RREEF Real Estate Securities VIP

Upon the recommendation of the advisor, the Board of DWS Investments VIT Funds (the "Fund"), has approved the termination and liquidation of DWS RREEF Real Estate Securities VIP (the "Portfolio") effective on or about April 25, 2008 (the "Liquidation Date"). Accordingly, the Portfolio will redeem involuntarily the shares of any shareholder (i.e., the participating insurance companies that offer the Portfolio) outstanding on the Liquidation Date. Shareholders whose shares are redeemed involuntarily by the Portfolio on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.

In conjunction with approving the termination and liquidation of the Portfolio, the Board of the Fund further approved closing the Portfolio to new insurance company relationships effective as of the close of business on January 25, 2008. Existing insurance company investors that currently offer the Portfolio as an investment option may continue to offer it to their contract holders until the Liquidation Date.














               Please Retain This Supplement for Future Reference










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                                                                       SCUDDER
January 18, 2008                                           Deutsche Bank Group